QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 22, 2002

Household Auto Receivables Corporation
(Exact name of registrant as specified in its charter)

United States	333-58404	36-4220459
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
c/o Household Finance Corporation Attention: Chris Snyder 2700 Sanders Road Prospect Heights, Illinois (Address of Principal Executive Offices)	60070 (Zip Code)

Registrant's telephone number including area code - (847) 564-5000

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Description of the Securities and the Auto Loans

        Household Auto Receivables Corporation has registered an issuance of $3,600,000,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, Household Automotive Trust 2002-1 (the "Issuer") issued $229,000,000 Class A-1 1.86945% Auto Receivable Asset-Backed Notes, $267,000,000 Class A-2 2.75000% Auto Receivable Asset-Backed Notes, $286,000,000 Class A-3 3.75000% Auto Receivable Asset-Backed Notes and $218,000,000 Class A-4 4.39000% Auto Receivable Asset-Backed Notes, (collectively, the "Notes") on May 30, 2002 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

        The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of May 15, 2002, between the Issuer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee").

        The Notes will evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts (the "Receivables") secured by new and used automobiles, light duty trucks and vans financed thereby.

        As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated May 22, 2002 (the "Prospectus Supplement") filed with the Commission pursuant to Rule 424(b)(5) of the Act.

Item 5. Other Events

        The consolidated financial statements of MBIA Insurance Corporation, a wholly owned subsidiary of MBIA Inc. and its subsidiaries as of December 31, 2001 and December 31, 2000 and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 2001, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 2001 and the consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of March 31, 2002 and for the three month period ended March 31, 2002 and March 31, 2001, are hereby incorporated by reference in (i) this Current Report on Form 8-K; and (ii) the Prospectus Supplement, dated as of May 22, 2002, and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Not applicable

(b)
Not applicable

(c)
Exhibits:

        1.1  Underwriting Agreement, dated May 22, 2002, among Household Finance Corporation, Household Auto Receivables Corporation, individually and as Seller (the "Seller"), Household Automotive Finance Corporation, Household Bank, f.s.b. and J.P. Morgan Securities Inc., as Representative of the Underwriters (the "Representative").

        4.1  Indenture, dated as of May 15, 2002, between Household Automotive Trust 2002-1 (the "Issuer") and the Indenture Trustee.

        4.2  Amended and Restated Trust Agreement, dated as of May 15, 2002, among the Seller, U.S. Bank National Association, as Owner Trustee and U.S. Bank Trust National Association, as Delaware Trustee.

        4.3  Master Sale and Servicing Agreement, dated as of May 15, 2002, among the Issuer, Household Finance Corporation, as Master Servicer, the Seller and the Indenture Trustee.

        4.4  Financial Guaranty Insurance Policy, dated as of May 30, 2002 and delivered by MBIA Insurance Corporation (the "Insurer").

        10.1 Master Receivables Purchase Agreement, dated as of December 18, 2001, between Household Auto Receivables Corporation, as Purchaser, and Household Automotive Finance Corporation, as Seller.

        10.2 Master Receivables Purchase Agreement, dated as of December 18, 2001, as amended and restated as of May 15, 2002, among Household Finance Corporation, Household Bank, f.s.b., as Seller, and Household Auto Receivables Corporation, as Purchaser.

        10.3 Indemnification Agreement, dated May 22, 2002, among Household Finance Corporation, the Seller, the Insurer and the Representative.

        23.1 Consent of PricewaterhouseCoopers LLP regarding financial statements of the Insurer.

        23.2 Report of KPMG LLP regarding financial statement of the Issuer.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEHOLD AUTO RECEIVABLES CORPORATION
	By:	/s/ STEVEN H. SMITH
	Name:	Steven H. Smith
	Title:	Vice President and Assistant Treasurer
Dated: June 13, 2002

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 22, 2002, among Household Finance Corporation, Household Auto Receivables Corporation, individually and as Seller (the "Seller"), Household Automotive Finance Corporation, Household Bank, f.s.b. and J.P. Morgan Securities Inc., as Representative of the Underwriters (the "Representative").
4.1	Indenture, dated as of May 15, 2002, between Household Automotive Trust 2002-1 (the "Issuer") and the Indenture Trustee.
4.2	Amended and Restated Trust Agreement, dated as of May 15, 2002, among the Seller, U.S. Bank National Association, as Owner Trustee and U.S. Bank Trust National Association, as Delaware Trustee.
4.3	Master Sale and Servicing Agreement, dated as of May 15, 2002, among the Issuer, Household Finance Corporation, as Master Servicer, the Seller and the Indenture Trustee.
4.4	Financial Guaranty Insurance Policy, dated as of May 30, 2002 and delivered by MBIA Insurance Corporation (the "Insurer").
10.1	Master Receivables Purchase Agreement, dated as of December 18, 2001, between Household Auto Receivables Corporation, as Purchaser, and Household Automotive Finance Corporation, as Seller.
10.2
Master Receivables Purchase Agreement, dated as of December 18, 2001, as amended and restated as of May 15, 2002, among Household Finance Corporation, Household Bank, f.s.b., as Seller, and Household Auto Receivables Corporation, as Purchaser.
10.3	Indemnification Agreement, dated May 22, 2002, among Household Finance Corporation, the Seller, the Insurer and the Representative.
23.1	Consent of PricewaterhouseCoopers LLP regarding financial statements of the Insurer.
23.2	Report of KPMG LLP regarding financial statement of the Issuer.

QuickLinks

  Item 2. Acquisition or Disposition of Assets
  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX